UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2013

HUDSON CITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

WEST 80 CENTURY ROAD

PARAMUS, NEW JERSEY 07652

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 967-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 30, 2013, Hudson City Bancorp, Inc. (the “Company”), the holding company for Hudson City Savings Bank (the “Bank”), issued a press release announcing financial results for the quarter ended December 31, 2012. A copy of the press release is attached as Exhibit 99.1 to this Report.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is furnished as part of this Report:

Exhibit No.	Description

99.1	Press Release dated January 30, 2013 by Hudson City Bancorp, Inc., announcing financial results for the quarter ended December 31, 2012.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

In connection with the proposed merger of the Company with and into Wilmington Trust Corporation, a wholly owned subsidiary of M&T Bank Corporation (“M&T”), M&T filed with the SEC a Registration Statement on Form S-4 that includes a Joint Proxy Statement of M&T and the Company and a Prospectus of M&T, as well as other relevant documents concerning the proposed merger. On January 9, 2013, M&T filed Amendment No. 1 to the Form S-4. The Registration Statement is subject to completion and has not yet become effective. SHAREHOLDERS OF THE COMPANY AND M&T ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about the Company and M&T, may be obtained at the SEC’s Internet site (http://www.sec.gov). These documents may also be obtained, free of charge, from M&T at www.mtb.com under the tab “About Us” and then under the heading “Investor Relations” or from the Company by accessing the Company’s website at www.hcsbonline.com under the heading “Investor Relations.” Copies of the Joint Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, One M&T Plaza, Buffalo, New York 14203, (716) 842-5445.

The Company and M&T and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and M&T in connection with the proposed merger. Information about the directors and executive officers of the Company and their ownership of common stock of the Company is set forth in the proxy statement for the Company’s 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 19, 2012. Information about the directors and executive officers of M&T and their ownership of M&T common stock is set forth in the proxy statement for M&T’s 2012 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 7, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON CITY BANCORP, INC.

By:	/s/ Anthony J. Fabiano
Anthony J. Fabiano
Executive Vice President

Dated: January 30, 2013

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 30, 2013, by Hudson City Bancorp, Inc., announcing financial results for the quarter ended December 31, 2012.

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